PENN SERIES FUNDS, INC.

Supplement dated June 1, 2021

to the Prospectus dated May 1, 2021

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

High Yield Bond Fund

Effective June 1, 2021, Scott Ellis will join Mark Heppenstall and Greg Zappin as a portfolio manager of the High Yield Bond Fund (the “Fund”).

As a result of the foregoing, the information in the Prospectus under the heading “Portfolio Managers” in the Fund’s “Fund Summary” section is replaced in its entirety by the following:

Portfolio Managers

The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

Mark Heppenstall, CFA, Chief Investment Officer, Portfolio Manager of PMAM, has served as portfolio manager of the Fund since May 2018.

Greg Zappin, CFA, Managing Director, Portfolio Manager of PMAM, has served as portfolio manager of the Fund since May 2018.

Scott Ellis, CFA, Portfolio Manager of PMAM, has served as portfolio manager of the Fund since June 2021.

The following paragraph is added after the fifth paragraph under the heading “Management — Investment Adviser — Penn Mutual Asset Management, LLC.” in the Fund’s Prospectus:

Scott Ellis, CFA, Portfolio Manager of PMAM, is co-manager for the High Yield Bond Fund. Mr. Ellis, with over 12 years of investment experience, previously served as an investment specialist for PMAM from 2016 to 2020. Prior to his tenure with PMAM, Mr. Ellis worked for eight years as an investment manager and credit analyst for Aberdeen Asset Management.

The changes described above will have no effect on the Fund’s investment objective or principal investment strategy and are not expected to affect the Fund’s fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM8857    06/21

PENN SERIES FUNDS, INC.

Supplement dated June 1, 2021

to the Statement of Additional Information (“SAI”) dated May 1, 2021

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

High Yield Bond Fund

Effective June 1, 2021, Scott Ellis will join Mark Heppenstall and Greg Zappin as a portfolio manager of the High Yield Bond Fund (the “Fund”).

As a result of the foregoing, the sentence in the paragraph entitled “Fund Shares Owned by Portfolio Managers” under the section “General Information — Portfolio Managers — Penn Mutual Asset Management, LLC,” is hereby deleted and replaced with the following:

Messrs. Heppenstall, Ren and Zappin did not beneficially own any shares of the Fund as of December 31, 2020. Mr. Ellis did not beneficially own any shares of the Fund as of April 30, 2021.

Additionally, the following is added to the “Other Accounts” chart in the same section of the SAI:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Scott Ellis(1)	1	$25.7	0	$0	5	$21,520.4

(1)	The information for Mr. Ellis is provided as of April 30, 2021.

The changes described above will have no effect on the Fund’s investment objective or principal investment strategy and are not expected to affect the Fund’s fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM8858    06/21